UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2025

ePlus inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34167	54-1817218
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13595 Dulles Technology Drive
Herndon, Virginia 20171-3413
(Address of principal executive offices, including zip code)

(703) 984-8400
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	PLUS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01   Completion of Acquisition or Disposition of Assets.
As previously disclosed, on June 20, 2025, ePlus inc., a Delaware corporation (the “Company”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) by and among Marlin Leasing Corporation, a Delaware corporation (“Buyer”), the Company and Expo Holdings, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“HoldCo”), pursuant to which Buyer agreed to purchase HoldCo, and thereby acquire the Company’s domestic subsidiaries comprising the majority of the Company’s financing business segment (the “Financing Business” and such transaction being the “Transaction”). On June 30, 2025 (the “Closing”), the Transaction was completed and Buyer purchased 100% of the membership interests of HoldCo for a cash payment of approximately $180 million, subject to a post-Closing purchase price adjustment and certain potential earn-out and other post-Closing payments from Buyer to the Company. In connection with the Closing, the Company and Buyer have entered into certain ancillary agreements, including a transition services agreement pursuant to which the Company and Buyer will provide certain transition services to Buyer and the Company, respectively, on a post-Closing basis.
The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which was attached as Exhibit 2.1 to the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on June 23, 2025 and is incorporated herein by reference, and the description of the terms and conditions of the Purchase Agreement included therein under Item 1.01 of such Current Report.

Item 7.01   Regulation FD Disclosure.

On July 1, 2025, the Company issued a press release announcing the completion of the Transaction and that the Company intends to update its fiscal 2026 guidance on the Company’s next earnings call. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01, including the information set forth in the press release filed as Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Item 7.01, including the information set forth in the press release filed as Exhibit 99.1, shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Cautionary Language Concerning Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “should,” “expects,” “intends,” “projects,” “plans,” “believes,” “estimates,” “targets,” “anticipates,” and other similar words or expressions, or the negative thereof, generally can be used to help identify these forward-looking statements. Examples of forward-looking statements include statements relating to the anticipated benefits of the Transaction, which is subject to a number of post-closing adjustments; our ability to earn and/or receive the holdback premium and earn-out payments, if any; the anticipated timing and availability of updated guidance; and any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on expectations and assumptions that we believe to be reasonable when made, but that may not prove to be accurate. Forward-looking statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially and adversely from these forward-looking statements. Among these factors are risks related to general conditions in the economy and our industry, including those due to regulatory changes, post-closing performance of HoldCo and related entities, as operated by Buyer after the closing, and other important factors disclosed previously and from time to time in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K and Current Reports on Form 8-K.

All information set forth in this Current Report on Form 8-K is current as of the date of this release and the Company undertakes no duty or obligation to update this information either as a result of new information, future events or otherwise, except as required by applicable U.S. securities law.

Item 9.01   Financial Statements and Exhibits.

(b)   Pro Forma Financial Information

The pro forma financial information required to be filed in response to this Item 9.01(b) with respect to the Transaction described in Item 2.01 will be filed by amendment to this Current Report on Form 8-K not later than four business days after the closing of the Transaction.

(d)   Exhibits

Exhibit No.	Description
2.1*
Membership Interest Purchase Agreement, dated June 20, 2025, by and among Marlin Leasing Corporation, ePlus inc., and Expo Holdings, LLC (filed as Exhibit 2.1 to the Current Report on Form 8-K filed by ePlus inc. with the SEC on June 23, 2025 and incorporated herein by reference).*

99.1	Press Release, dated July 1, 2025, issued by ePlus inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Pursuant to Item 601 of Regulation S-K, certain schedules and exhibits were omitted as well as certain confidential portions of the agreement by means of marking such portions with brackets (as such confidential portions are not material, are of the type that the Company treats as private and confidential, and/or would be competitively harmful if publicly disclosed). The Company agrees to supplementally furnish a copy of any omitted schedule, exhibit or confidential portion to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ePlus inc.

By: /s/ Elaine D. Marion
Elaine D. Marion
Chief Financial Officer

Date: July 1, 2025